UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K/A
Amendment No. 3
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):  November 26, 2012
Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84,095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 26, 2012, Merit Medical Systems, Inc. (“Merit”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Initial Report”) for the purpose of announcing its entry into a Stock Purchase Agreement, dated November 26, 2012 (the “Purchase Agreement”), with Vital Signs, Inc. (“Vital Signs”), pursuant to which Vital Signs agreed to sell, and Merit agreed to purchase, all of the issued and outstanding shares of Thomas Medical Products, Inc. in an all-cash transaction valued at approximately $167 million, subject to customary post-closing adjustments (the “Acquisition”). On November 30, 2012, Merit filed an Amendment No. 1 to the Initial Report (“Amendment No. 1”) for the purpose of filing the Purchase Agreement as Exhibit 2.1 thereto. On January 24, 2013, Merit filed an Amendment No. 2 to the Initial Report (“Amendment No. 2”) for the purpose of filing a revised Exhibit 2.1.

The purpose of this Amendment No. 3 to the Initial Report (“Amendment No. 3”) is to file a revised Exhibit 2.1 that includes certain information excluded from the Exhibits 2.1 that were filed with Amendments No. 1 and 2 on the basis of a confidential treatment request submitted to the SEC by Merit. The only item of the Initial Report (as amended by Amendments No. 1 and 2) that is modified by this Amendment No. 3 is Exhibit 2.1. In order to preserve the nature and character of the disclosures set forth in the Initial Report (as amended by Amendments No. 1 and 2), except as expressly noted herein, this Amendment No. 3 continues to speak as of the date of the Initial Report (as amended by Amendments No. 1 and 2) and Merit has not updated the disclosures in this Amendment No. 3 to speak as of a later date.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

2.1	Stock Purchase Agreement dated November 26, 2012 by and between Merit Medical Systems, Inc. and Vital Signs, Inc.**

** Certain confidential portions of this exhibit were omitted. This exhibit, with the omitted information, has been filed separately with the SEC pursuant to an Application for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: March 28, 2013	By:	/s/ Rashelle Perry
Chief Legal Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Stock Purchase Agreement dated November 26, 2012 by and between Merit Medical Systems, Inc. and Vital Signs, Inc.**

 ** Certain confidential portions of this exhibit were omitted. This exhibit, with the omitted information, has been filed separately with the SEC pursuant to an Application for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

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